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                                                                  EXHIBIT 10.14


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                               GUARANTY AGREEMENT


                            Dated as of June 30, 2000

                                       by

                            NORTHWESTERN CORPORATION

                                   in favor of

                             BANK OF AMERICA, N.A.,

                                    as Agent



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                               GUARANTY AGREEMENT


                  This GUARANTY AGREEMENT (this "GUARANTY"), dated as of June 30, 2000, is made by NorthWestern Corporation, a Delaware corporation (the "GUARANTOR"), in favor of Bank of America, N.A., as agent for the Lenders named in the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the "AGENT").

                  The Refunding Credit Agreement, dated as of November 20, 1998 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Cornerstone Propane, L.P., a Delaware limited partnership (the "BORROWER"), the Lenders named therein (individually, a "Lender" and, collectively, the "LENDERS") and the Agent, provides, on its terms and subject to its conditions, for loans to be made by the Lenders to the Borrower in an aggregate principal amount not exceeding $110,000,000.

                  The Guarantor indirectly owns 100% of Cornerstone Propane GP, Inc., the managing general partner of the Borrower, and 82.5% of SYN Inc., the special general partner of the Borrower. Cornerstone Propane GP, Inc. and SYN Inc. collectively own a 1.0101% general partner interest in the Borrower.

                  The Agent and the Lenders would not enter into that certain First Amendment to Refunding Credit Agreement, dated as of June 30, 2000, with the Borrower without the Guarantor executing and delivering this Guaranty.

                  To induce the Agent and the Lenders to continue to extend credit under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor has agreed to guarantee the Guarantied Obligations (as defined below) to the extent herein provided upon the terms and conditions of this Guaranty. Accordingly, the Guarantor agrees with the Agent and the Lenders as follows:

                  SECTION 1. DEFINITIONS.

                  1.01. DEFINITIONS. Unless otherwise defined herein, all capitalized terms used in this Guaranty that are defined in the Credit Agreement (including those terms incorporated by reference) shall have the respective meanings assigned to them in the Credit Agreement. In addition, the following terms shall have the following meanings under this Guaranty:

                  "BANKRUPTCY CODE" shall mean Title 11 of the United States Code, as amended.

                  "GUARANTIED OBLIGATIONS" shall mean any and all Obligations in respect of principal of Loans payable under the Credit Agreement, it being acknowledged by the Guarantor that certain extensions of credit under the Credit Agreement are available on a revolving basis

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and that the Agent and the Lenders shall have the right to apply amounts paid pursuant to the terms hereof to such of the Guarantied Obligations as they shall determine.

                  1.02. INTERPRETATION. In this Guaranty, unless otherwise indicated, the singular includes the plural and plural the singular; words importing any gender include the other gender; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Guaranty; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, extensions and other modifications to such instruments; and references to Persons include their respective successors and permitted assigns and, in the case of Governmental Authorities, Persons succeeding to their respective functions and capacities.

                  SECTION 2. THE GUARANTEE.

                  2.01. GUARANTEE. The Guarantor hereby guarantees to the Agent and each Lender the timely payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Guarantied Obligations up to but not exceeding the Guarantied Amount (as defined in SECTION 2.09 below) then in effect, in each case strictly in accordance with their terms. The Guarantor hereby further agrees that if the Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) all or any part of the Guarantied Obligations, the Guarantor will immediately pay the same up to but not exceeding the Guarantied Amount, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of all or any part of the Guarantied Obligations, the same will be timely paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal. To the fullest extent permitted by law, this Guaranty is absolute, irrevocable and unconditional in nature and is made with respect to any and all Guarantied Obligations now existing or in the future arising. The Guarantor's liability under this Guaranty shall continue until full satisfaction of the Guarantor's obligations hereunder. This Guaranty is a guarantee of due and punctual payment and performance and not of collectibility.

                  2.02. ACKNOWLEDGMENTS, WAIVERS AND CONSENTS. The Guarantor acknowledges that the obligations undertaken by it under this Guaranty involve the guarantee of obligations of Persons other than the Guarantor and that such obligations of the Guarantor are, to the fullest extent permitted by law, absolute, irrevocable and unconditional under any and all circumstances. In full recognition and in furtherance of the foregoing, the Guarantor agrees, to the fullest extent permitted by law, that:

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    (a)           Without affecting the enforceability or effectiveness of this
         Guaranty in accordance with its terms and without affecting, limiting, reducing, discharging or terminating the liability of the Guarantor, or the rights, remedies, powers and privileges of the Agent and the Lenders under this Guaranty, the Agent and the Lenders may, at any time and from time to time and without notice (except as provided in Section 2.12) or demand of any kind or nature whatsoever:

                           (i) amend, supplement, modify, extend, renew, waive, accelerate or otherwise change the time for payment or performance of, or the terms of, all or any part of the Guarantied Obligations (including any increase or decrease in the principal portion of, or rate or rates of interest on, all or any part of the Guarantied Obligations);

                           (ii) amend, supplement, modify, extend, renew, waive or otherwise change, or enter into or give, any Loan Document or any agreement, security document, guarantee, approval, consent or other instrument with respect to all or any part of the Guarantied Obligations, any Loan Document or any such other instrument or any term or provision of the foregoing;

                           (iii) accept or enter into new or additional agreements, security documents, guarantees (including letters of credit) or other instruments in addition to, in exchange for or relative to any Loan Document, all or any part of the Guarantied Obligations or any collateral now or in the future serving as security for the Guarantied Obligations;

                           (iv) accept or receive (including from any other guarantor) partial payments or performance on the Guarantied Obligations (whether as a result of the exercise of any right, remedy, power or privilege or otherwise);

                           (v) accept, receive and hold any additional collateral for all or any part of the Guarantied Obligations (including from any other guarantor);

                           (vi) release, reconvey, terminate, waive, abandon, allow to lapse or expire, fail to perfect, subordinate, exchange, substitute, transfer, foreclose upon or enforce any collateral, security documents or guarantees (including letters of credit or the obligations of any other guarantor) for or relative to all or any part of the Guarantied Obligations;

                           (vii) apply any collateral or the proceeds of any collateral or guarantee (including any letter of credit or the obligations of any other guarantor) to all or any part of the Guarantied Obligations in such manner and extent as the Agent or any Lender may in its discretion determine;

                           (viii) release any Person (including any other guarantor) from any personal liability with respect to all or any part of the Guarantied Obligations;

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                           (ix)     settle, compromise, release, liquidate or
         enforce upon such terms and in such manner as the Agent or the Lenders may determine or as applicable law may dictate all or any part of the Guarantied Obligations or any collateral on or guarantee of (including any letter of credit issued with respect to) all or any part of the Guarantied Obligations (including with any other guarantor);

                           (x) consent to the merger or consolidation of, the sale of substantial assets by, or other restructuring or termination of the existence of the Borrower or any other Person (including any other guarantor);

                           (xi) proceed against the Borrower, the Guarantor or any other guarantor of (including any issuer of any letter of credit issued with respect to) all or any part of the Guarantied Obligations or any collateral provided by any Person and exercise the rights, remedies, powers and privileges of the Agent and the Lenders under the Loan Documents or otherwise in such order and such manner as the Agent or any Lender may, in its discretion, determine, without any necessity to proceed upon or against or exhaust any collateral, right, remedy, power or privilege before proceeding to call upon or otherwise enforce this Guaranty as to any guarantor;

                           (xii) foreclose upon any deed of trust, mortgage or other instrument creating or granting liens on any interest in real property by judicial or nonjudicial sale or by deed in lieu of foreclosure, bid any amount or make no bid in any foreclosure sale or make any other election of remedies with respect to such liens or exercise any right of set-off;

                           (xiii) obtain the appointment of a receiver with respect to any collateral for all or any part of the Guarantied Obligations and apply the proceeds of such receivership as the Agent or any Lender may in its discretion determine (it being agreed that nothing in this clause (xiii) shall be deemed to make the Agent or any Lender a party in possession in contemplation of law, except at its option);

                           (xiv) enter into such other transactions or business dealings with the Borrower, any Subsidiary or Affiliate of the Borrower or any other guarantor of all or any part of the Guarantied Obligations as the Agent or any Lender may desire; and

                           (xv) do all or any combination of the actions set forth in this SECTION 2.02(a).

    (b) To the fullest extent permitted by law, the enforceability and effectiveness of this Guaranty and the liability of the Guarantor, and the rights, remedies, powers and privileges of the Agent and the Lenders, under this Guaranty shall not be affected, limited, reduced, discharged or terminated, and the Guarantor hereby expressly waives any defense now or in the future arising, by reason of:

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                           (i)      the illegality, invalidity or
         unenforceability of all or any part of the Guarantied Obligations, any Loan Document or any agreement, security document, guarantee or other instrument relative to all or any part of the Guarantied Obligations;

                           (ii) any disability or other defense with respect to all or any part of the Guarantied Obligations of the Borrower, or any other guarantor of all or any part of the Guarantied Obligations (including any issuer of any letters of credit), including the effect of any statute of limitations that may bar the enforcement of all or any part of the Guarantied Obligations or the obligations of any such other guarantor;

                           (iii)    the illegality, invalidity or
         unenforceability of any security or guarantee (including any letter of credit) for all or any part of the Guarantied Obligations or the lack of perfection or continuing perfection or failure of the priority of any lien on any collateral for all or any part of the Guarantied Obligations;

                           (iv) the cessation, for any cause whatsoever, of the liability of the Borrower or any other guarantor of all or any part of the Guarantied Obligations (other than, subject to SECTION 2.05, by reason of the full payment and performance of all Guarantied Obligations);

                           (v) any failure of the Agent or any Lender to marshal assets in favor of the Borrower or any other Person (including any other guarantor), to exhaust any collateral for all or any part of the Guarantied Obligations, to pursue or exhaust any right, remedy, power or privilege it may have against the Borrower, any other guarantor of all or any part of the Guarantied Obligations (including any issuer of any Letter of Credit) or any other Person or to take any action whatsoever to mitigate or reduce such or any other the Guarantor's liability under this Guaranty, neither the Agent nor any Lender being under any obligation to take any such action notwithstanding the fact that all or any part of the Guarantied Obligations may be due and payable and that the Borrower may be in default of their obligations under any Loan Document;

                           (vi) any failure of the Agent or any Lender to give notice of sale or other disposition of any collateral (including any notice of any judicial or nonjudicial foreclosure or sale of any interest in real property serving as collateral for all or any part of the Guarantied Obligations) for all or any part of the Guarantied Obligations to the Borrower, the Guarantor or any other Person or any defect in, or any failure by the Guarantor or any other Person to receive, any notice that may be given in connection with any sale or disposition of any collateral;

                           (vii) any failure of the Agent or any Lender to comply with applicable laws in connection with the sale or other disposition of any collateral for all or any part of the Guarantied Obligations;

                           (viii) any judicial or nonjudicial foreclosure or sale of, or other election of remedies with respect to, any interest in real property or other collateral

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         serving as security for all or any part of the Guarantied Obligations, even though such foreclosure, sale or election of remedies may impair the subrogation rights of the Guarantor or may preclude the Guarantor from obtaining reimbursement, contribution, indemnification or other recovery from the Borrower, any other guarantor or any other Person and even though the Borrower may not, as a result of such foreclosure, sale or election of remedies, be liable for any deficiency;

                           (ix) any benefits the Borrower, the Guarantor or any other guarantor may otherwise derive from Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure or any comparable provisions of the laws of any other jurisdiction;

                           (x) any act or omission of the Agent, any Lender or any other Person that directly or indirectly results in or aids the discharge or release of the Borrower or any other guarantor of all or any part of the Guarantied Obligations or any security or guarantee (including any Letter of Credit) for all or any part of the Guarantied Obligations by operation of law or otherwise;

                           (xi) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation;

                           (xii) the possibility that the obligations of the Borrower to the Agent and the Lenders may at any time and from time to time exceed the aggregate liability of the Guarantor under this Guaranty;

                           (xiii) any counterclaim, set-off or other claim which the Borrower or any other guarantor has or alleges to have with respect to all or any part of the Guarantied Obligations;

                           (xiv) any failure of the Agent or any Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person;

                           (xv) any extension of credit or the grant of any Lien under Section 364 of the Bankruptcy Code;

                           (xvi) any use of cash collateral under Section 363 of the Bankruptcy Code;

                           (xvii) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person;

                           (xviii) the avoidance of any Lien in favor of the Agent or any Lender for any reason;

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                           (xix)    any bankruptcy, insolvency, reorganization,
         arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any part of the Guarantied Obligations (or any interest on all or any part of the Guarantied Obligations) in or as a result of any such proceeding;

                           (xx) any action taken by the Agent or any Lender, whether similar or dissimilar to any of the foregoing, that is authorized by this SECTION 2.02 or otherwise in this Guaranty or by any other provision of any Loan Document or any omission to take any such action; or

                           (xxi) any other circumstance whatsoever, whether similar or dissimilar to any of the foregoing, that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, including by reason of California Civil Code Sections 2787 to 2855, inclusive, and California Code of Civil Procedure Sections 580a, 580b, 580d or 726, and all successor sections and any future judicial decisions or legislation or of any comparable provisions of the laws of any other jurisdiction.

    (c) To the fullest extent permitted by law, the Guarantor expressly waives, for the benefit of the Agent and the Lenders, all set-offs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guarantied Obligations, and all notices of acceptance of this Guaranty or of the existence, creation, incurring or assumption of new or additional Guarantied Obligations. To the fullest extent permitted by law, the Guarantor further expressly waives the benefit of any and all statutes of limitation and any and all laws providing for the exemption of property from execution or for valuation and appraisal upon foreclosure.

    (d) The Guarantor represents and warrants to the Agent and the Lenders that it has established adequate means of obtaining financial and other information pertaining to the business, operations and condition (financial and otherwise) of the Borrower and its properties on a continuing basis and that the Guarantor is now and will in the future remain fully familiar with the business, operations and condition (financial and otherwise) of the Borrower and its properties. The Guarantor further represents and warrants that it has reviewed and approved each of the Loan Documents and is fully familiar with the transactions contemplated by the Loan Documents and that it will in the future remain fully familiar with such transactions and with any new Loan Documents and the transactions contemplated by such Loan Documents. The Guarantor hereby expressly waives and relinquishes any duty on the part of the Agent or the Lenders (should any such duty exist) to disclose to the Guarantor or any other guarantor any matter of fact or other information related to the business, operations or condition (financial or otherwise) of the Borrower or its properties or to any Loan Document or the transactions undertaken pursuant to, or contemplated by, any such Loan Document, whether now or in the future known by the Agent or any Lender.

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    (e)           The Guarantor intends that its rights and obligations shall be those expressly set forth in this Guaranty and that, to the fullest extent permitted by law, its obligations shall not be affected, limited, reduced, discharged or terminated by reason of any principles or provisions of law which conflict with the terms of this Guaranty.

    (f) The Guarantor acknowledges that it benefits from the extensions of credit made and to be made by the Lenders to the Borrower under the Credit Agreement and the other Loan Documents.

                  2.03. UNDERSTANDING WITH RESPECT TO WAIVERS AND CONSENTS. The Guarantor warrants and agrees that each of the waivers and consents set forth in this Guaranty is made voluntarily and unconditionally after consultation with outside legal counsel and with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which such or any other guarantor otherwise may have against the Borrower, the Agent, any Lender or any other Person or against any collateral. If, notwithstanding the intent of the parties that the terms of this Guaranty shall control in any and all circumstances, any such waivers or consents are determined to be unenforceable under applicable law, such waivers and consents shall be effective to the maximum extent permitted by law.

                  2.04. SUBROGATION. The Guarantor hereby agrees that, until the payment and satisfaction in full of all of the Obligations and the expiration and termination of the Commitments of the Lenders under the Credit Agreement, it shall not exercise any right, remedy, power or privilege, such as any right of subrogation, contribution or indemnity or related remedy, power or privilege, arising (whether by contract or operation of law, including under the Bankruptcy Code) against the Borrower or any other guarantor of all or any part of the Guarantied Obligations or any collateral for all or any part of the Guarantied Obligations by reason of any payment or other performance pursuant to the provisions of this Guaranty and, if any amount shall be paid to the Guarantor on account of such rights, remedies, powers or privileges, it shall hold such amount in trust for the benefit of, and pay the same over to, the Agent (for the benefit of the Lenders) on account of the Guarantied Obligations. The Guarantor understands that the exercise by the Agent or any Bank of any right, remedy, power or privilege that it may have under the Loan Documents, any agreement, security document, guarantee or other instrument relative to all or any part of the Guarantied Obligations or otherwise may affect or eliminate such or any other guarantor's right of subrogation or similar recovery against the Borrower, any other guarantors or any collateral and that the Guarantor may therefore incur partially or totally nonreimbursable liability under this Guaranty. Nevertheless, the Guarantor hereby authorizes and empowers the Agent and the Lenders to exercise, in its or their sole discretion, any combination of such rights, remedies, powers and privileges. Upon payment in full of the Obligations and the expiration and termination of the Commitments of the Lenders under the Credit Agreement, the Agent and the Lenders will cooperate with the Guarantor in exercising the Guarantor's rights of subrogation including, without limitation, executing such appropriate instruments of


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         assignment of the Guarantied Obligations the Guarantor has paid and the Liens on Collateral for the same as Guarantor may reasonably request.

                  2.05. REINSTATEMENT. To the fullest extent permitted by law, the obligations of the Guarantor under this Guaranty shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower, any other guarantor or any other Person or any other application of funds (including the proceeds of any collateral for all or any part of the Guarantied Obligations) in respect of all or any part of the Guarantied Obligations or any amount paid under SECTION 2.12(b) or 2.14 is rescinded or must be otherwise restored by any holder of such Guarantied Obligations, whether as a result of any proceedings in bankruptcy, reorganization or otherwise and the Guarantor agrees that it will indemnify the Agent and each Lender on demand for all reasonable costs and expenses (including fees and expenses of counsel) incurred by the Agent or such Lender in connection with such rescission or restoration.

                  2.06. REMEDIES. The Guarantor hereby agrees that, as between it and the Agent and the Lenders, the obligations of the Borrower under the Credit Agreement and the other Loan Documents may be declared to be forthwith (or may become automatically) due and payable as provided in ARTICLE IX of the Credit Agreement for purposes of
         SECTION 2.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations becoming due and payable as against the Borrower) and that, in the event of such declaration (or such obligation being deemed due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable for purposes of SECTION 2.01.

                  2.07. SEPARATE ACTION. To the fullest extent permitted by law, the Agent (or if there is no Agent, the Required Lenders) may bring and prosecute a separate action or actions against the Guarantor whether or not the Borrower, any other guarantor or any other Person is joined in any such action or a separate action or actions are brought against the Borrower, any other guarantor, any other Person, or any collateral for all or any part of the Guarantied Obligations. The obligations of the Guarantor under, and the effectiveness of, this Guaranty are not conditioned upon the existence or continuation of any other guarantee (including any letter of credit) of all or any part of the Guarantied Obligations. By its acceptance hereof, each Lender agrees that this Guaranty may be enforced only by action of the Agent upon the instructions of the Required Lenders (or if there is no Agent, the Required Lenders) and that no Lender shall have any right individually to seek to enforce or to enforce this Guaranty.

                  2.08. SUBORDINATION OF INDEBTEDNESS OF THE BORROWER AND THE RESTRICTED SUBSIDIARIES. The Guarantor agrees that any indebtedness of the Borrower or the Restricted Subsidiaries now or in the future owed to the Guarantor is hereby subordinated to the Guarantied Obligations (to the extent of the Guarantied Amount), enforceable in accordance with the terms of this SECTION 2.08. At any time when the Agent shall have demanded payment under this Guaranty in accordance with its terms, if the Agent so requests in a writing delivered to the Guarantor unless and until the

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         Guarantor's obligations hereunder shall have been paid in full, any such indebtedness collected by the Guarantor shall be collected, and any such indebtedness then or thereafter due and payable and not paid when due shall be enforced and payments thereon received, by the Guarantor as trustee for the Agent and shall, so long as such application is not prevented by an injunction, stay or other court order, be paid over to the Agent (for the benefit of the Lenders) in kind for application to the Guarantor's obligations hereunder and by acceptance of any such payment, the Agent, on behalf of the Lenders, agrees that the same will be so applied so long as the Borrower has effectively consented to such application. If, after the Agent's request, the Guarantor fails to collect or enforce any such indebtedness or to pay the proceeds of such indebtedness to the Agent, the Agent as the Guarantor's attorney-in-fact may do such acts and sign such documents in the Guarantor's name and on the Guarantor's behalf as the Agent reasonably considers necessary or desirable to effect such collection, enforcement or payment, the Agent being hereby appointed the Guarantor's attorney-in-fact for such purpose.

                  2.09. LIMITATION ON GUARANTEE. Notwithstanding any other provision of this Guaranty to the contrary, the aggregate amount that the Guarantor may be required to pay under this Guaranty shall not exceed $40,000,000 or such amount, greater than $40,000,000, as the Guarantor may most recently have specified in a written notice given to the Agent (the "GUARANTIED AMOUNT"), together with any interest on overdue amounts and costs and expenses (including fees and expenses of counsel) payable under SECTION 5.03 hereof; PROVIDED, that the Guarantied Amount shall be reduced on a dollar for dollar basis by amounts turned over to the Agent pursuant to SECTION 2.08 for application to the Guarantied Obligations as contemplated by said
         SECTION 2.08 unless such application has not been effectively consented to by the Borrower or is prevented by an injunction, stay or other court order; and, PROVIDED, FURTHER, that so long as no Event of Default has occurred and is continuing and no Event of Default would result from such reduction and the Guarantor is in compliance with all of its material obligations hereunder, the Guarantor may from time to time reduce the Guarantied Amount to an amount not less than $40,000,000 upon five Business Days' written notice to the Agent. Except as set forth in the preceding sentence, the Guarantor shall have no other payment obligation under this Guaranty, including SECTIONS
         2.08 and 2.11. It is expressly intended and agreed by the Guarantor that the obligations and liability of the Guarantor hereunder cover only a portion of the Obligations and that the Obligations are and may continue to be in excess of the Guarantied Obligations. Accordingly, if at any time the amount of the Obligations exceeds the amount of the Guarantied Obligations, the Agent shall have the right, at its sole and absolute discretion, to apply any amounts received by the Agent, for the benefit of the Lenders, in repayment of the Obligations from any source other than the Guarantor or the Borrower as an obligor of the Guarantor to the extent provided in SECTION 2.08, first to any portion of the Obligations that is not a portion of the Guarantied Obligations and only after those portions of the Obligations that are not part of the Guarantied Obligations have been indefeasibly paid in full, apply any such repayments to the reduce the Guarantied Obligations. In no event shall amounts applied to any portion of the Obligations that is not part of the Guarantied Obligations reduce the Guarantor's liability hereunder.

                  2.10. REVOCATION. To the fullest extent permitted by law, the Guarantor hereby waives all right of revocation with respect to the Guarantied Obligations (it being understood and agreed that no reduction of the Guarantied Amount to an amount not less than $40,000,000 to the extent permitted under SECTION 2.09 shall constitute a revocation for purposes of this sentence).

                  2.11. RIGHT TO OFFSET BALANCES. The Guarantor agrees that, in addition to (and without any limitation of) any right of set-off, banker's lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option but only with the prior written consent of the Required Lenders or the Agent, to offset balances held by it for the account of the Guarantor at any of its offices, in Dollars or in any other currency, against any Obligations of the Borrower to such Lender that are not paid when due (regardless of whether such balances are then due to the Guarantor). Any Lender so entitled shall promptly notify the Guarantor and the Agent of any offset effected by it; PROVIDED, HOWEVER, that such Bank's failure to give such notice shall not affect the validity of such offset.

                  2.12. NOTICE PRIOR TO CERTAIN ACTIONS; PURCHASE OF LOANS BY THE GUARANTOR.

    (a) The Agent agrees to provide not less than 30 days' written notice to the Guarantor (an "ACTION NOTICE") prior to taking any of the following actions (provided that no such notice need be given with respect to any of the following actions that has been agreed or consented to in writing by the Borrower in advance of the taking thereof): releasing, reconveying, terminating, waiving, subordinating, exchanging, substituting, transferring, settling, compromising, releasing, liquidating, foreclosing upon or enforcing any collateral for all or any part of the Guarantied Obligations; PROVIDED, HOWEVER, that the Agent may provide less than 30 days' (but under no circumstances less than 10 days') prior written notice of any such action to the Guarantor if the Agent reasonably determines that providing a full 30 days' prior notice would materially and adversely affect the interests of the Agent and the Lenders. The failure of the Agent to give any such prior notice when required shall not relieve the Guarantor of its liability hereunder except to the extent that the action taken reduces or eliminates subrogation rights which the Guarantor has obtained, or would obtain, by virtue of payments made or required to be made by it under this Guaranty.

    (b) Upon the receipt of an Action Notice, the Guarantor may, by prior facsimile notice (confirmed in writing) to the Agent (a "PURCHASE NOTICE"), elect:

                           (i) to purchase, without recourse, all of the Commitments and the Loans ratably from the Lenders pursuant to Section
         11.11.3 of the Credit Agreement at a price equal to 100% of the principal amount thereof plus fees then owing and accrued and unpaid interest calculated to the date of such purchase specified in the Purchase Notice (which purchase date shall be a date not more than ten (10) days from the date the Purchase Notice is telecopied to the Agent), together with the provision of cash collateral or the making of other arrangements satisfactory to the Issuer in its sole discretion with respect to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit); or

                           (ii) to purchase, without recourse, a portion of the Loans ratably from the Lenders at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon calculated to the date of such purchase specified in the Purchase Notice (which purchase date shall be a date not more than ten (10) days from the date the Purchase Notice is telecopied to the Agent), an undivided participating interest in all of the right, title and interest of the Lenders in the Loans (collectively, the "PARTICIPATING INTERESTS").

If the Guarantor makes either of the foregoing elections, the Lenders shall sell to the Guarantor on a ratable basis their Loans or a Participating Interest in their Loans, as the case may be, in such amounts as requested by the Guarantor in its notice to the Agent. Subject to SECTION 2.05, this Guaranty shall automatically terminate upon the consummation of any purchase of all of the Commitments and the Loans and the provision of cash collateral or the making of other arrangements satisfactory to the Issuer with respect to outstanding Letters of Credit, in each case pursuant to SECTION 2.12(b)(i).

                  2.13. PARTICIPATING INTERESTS. In the event the Guarantor elects to purchase Participating Interests pursuant to SECTION 2.12(b)(ii):

    (a)           (i)      All rights of the Guarantor to receive any payment or
         other recovery with respect to its Participating Interests (including, without limitation, any distribution in respect of proceeds of Collateral and any subrogation, contribution or reimbursement claims) are hereby made expressly subordinate to the rights of the Lenders to receive payment (including, without limitation, in respect of distributions of proceeds of Collateral or other recovery) in full in cash of the Obligations owing to them; and

                           (ii)     no Lender selling a Participating Interest
shall be under any Obligation to pay any amount in respect of such Participating Interest to the Guarantor until such Lender has received payment in full in cash of all Obligations owing to such Lender and the Commitments of such Lender have been terminated.

    (b) With respect to any Loans in which the Guarantor has purchased a Participating Interest, the Guarantor shall have all of the rights and privileges of a Participant; provided, however, that for purposes of the Credit Agreement, the Intercreditor Agreement and the other Loan Documents, until the Commitments shall have been terminated and the Obligations owing to the Lenders shall have been paid in full in cash:

                           (i) The Guarantor shall not be entitled to require any Lender to take or refrain from taking any action under the Credit Agreement (including, without limitation, in respect of Section
         11.1 thereof) or under any other Loan Document;

                           (ii) The Guarantor shall not be considered a Lender for any purpose of the Credit Agreement (including, without limitation, for purposes of Sections 5.3, 5.4, 5.5, 5.6, 5.8, 11.3 and
         11.4 thereof), the Intercreditor Agreement or any other Loan Document; and

                           (iii) The Guarantor shall have no right or obligation under Section 5.9 of the Credit Agreement and no obligation pursuant to Section 10.7 of the Credit Agreement.

    (c) The Lenders shall have no responsibilities except those expressly set forth herein or in the Credit Agreement and the documents related thereto. The Lenders shall not be responsible to the Guarantor for (i) any recitals, statements, representations or warranties contained in any of the aforesaid documents or in any certificate or other document referred to or provided for therein; (ii) the genuineness, legality, value, validity, binding effect, enforceability or sufficiency of the Credit Agreement or any other document or instrument related to or delivered in connection with the Credit Agreement; (iii) the fulfillment of any condition or the performance of any obligation or covenant by the Borrower or any other Person; (iv) the collectability of any amount due under the Credit Agreement or any other Loan Document; or (v) the financial or other condition of the Borrower or any other Person. The Guarantor is able to make and has made its own independent investigation and determination of the foregoing matters and the Guarantor accepts its responsibility therefor. The Agent shall provide the Guarantor with copies of any notice of default provided to the Agent and the Lenders by the Borrower; provided, however, that neither the Agent's nor the Lenders' failure to provide the Guarantor with any such notice shall relieve the Guarantor of any of its obligations under this Guaranty.

    (d) No Lender shall be deemed to be an agent for the Guarantor in connection with the Participating Interests, any Loans, the Loan Documents or any documents related thereto. No Lender shall, in the absence of bad faith, gross negligence or willful misconduct, be liable to the Guarantor with respect to anything such Lender may do or omit to do with respect to the Credit Agreement, the other Loan Documents and the transactions contemplated thereby, including any Participating Interests purchased by the Guarantor. Finally, any Lender may accept deposits from, make loans or otherwise extend credit to, and generally engage in any kind of banking business with the Borrower or any other Person or entity having obligations relating to the Participating Interests or the Loans, and receive payment on such Loans, and otherwise act with respect thereto freely and without accountability in the same manner as if this Guaranty did not exist. Without limiting the generality of the foregoing, each Lender may without liability rely upon the advice of legal counsel, accountants and other experts and upon any written communication or any telephone conversation which such Lender believes to be genuine and correct or to have been signed, sent or made by the proper entity.

    (e) In the handling of the Participating Interests purchased hereunder, the Lenders shall exercise the same degree of care that the Lenders exercise in the making and handling of similar interests for their own account. It is expressly understood that the Lenders may, without the prior consent of the Guarantor, give or withhold agreement to any modification of the Credit Agreement or any other Loan Document, grant any waivers (including, without limitation, a waiver of conditions precedent or a waiver of any Default or Event of Default) or consents in respect thereof, and exercise or refrain from exercising any other rights or remedies which the Lenders may have under the aforesaid documents.

    (f) The Guarantor agrees that on demand it will reimburse and indemnify each of the Agent and the Lenders (each such Person, an "INDEMNIFIED PARTY") from and against any and all liabilities, obligations, losses, damages, penalties, judgments, actions, and suits (whether or not such Indemnified Party is involved as a party to any litigation), as well as costs, expenses, fees, or disbursements of any kind or nature whatsoever, including legal fees and disbursements, which may be incurred by, asserted against or imposed on such Indemnified Party by any Person in connection with the Participating Interests (including, without limitation, purchases and repurchases of the Participating Interests pursuant to the terms of this Guaranty), this Guaranty or any other documents related thereto, or which may arise out of the enforcement of any rights under this Guaranty or any document related thereto, to the extent not caused by the gross negligence or willful misconduct of such Indemnified Party. The liabilities of the Guarantor under this SECTION 2.13(g) shall survive the termination of the Credit Agreement and this Guaranty.

                  2.14. PURCHASE OF LOANS BY THE GUARANTOR. Without limiting its rights under SECTION 2.12, the Guarantor may at any time, by prior facsimile notice (confirmed in writing) to the Agent, elect to purchase, without recourse, all of the Commitments and the Loans ratably from the Lenders pursuant to Section 11.11.3 of the Credit Agreement at a price equal to 100% of the principal amount thereof plus accrued and unpaid interest calculated to the date of such purchase specified in such notice (which purchase date shall be a date not more than ten (10) days from the date the Purchase Notice is telecopied to the Agent), together with the provision of cash collateral or the making of other arrangements satisfactory to the Issuer in its sole discretion with respect to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit). Upon any such election by the Guarantor, the Lenders shall sell all of their Loans to the Guarantor. Subject to SECTION 2.05, this Guaranty shall automatically terminate upon the consummation of any purchase of all of the Commitments and the Loans and the provision of cash collateral or the making of other arrangements satisfactory to the Issuer with respect to outstanding Letters of Credit, in each case pursuant to this SECTION 2.14.

                  SECTION 3.        REPRESENTATIONS AND WARRANTIES OF GUARANTOR.
As of the date hereof and as of the date of each extension of credit by the Lenders, the Guarantor represents and warrants to the Agent and the Lenders that:

                  3.01. EXISTENCE. The Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the state of its incorporation, has the power and authority and the legal right to own and operate its properties, to lease the properties it operates and to conduct its business, is duly qualified and in good standing under the laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, and is in compliance with all laws except to the extent that noncompliance would not have a material adverse effect on the condition (financial or otherwise), business, operations assets or properties of the Guarantor and its Subsidiaries, taken as a whole.

                  3.02. LITIGATION. No litigation, investigation or proceeding of or before an arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor after due and diligent investigation, threatened by or against the Guarantor or against its properties or revenues which, if determined adversely, could have a material adverse effect on the condition (financial or otherwise), business, operations assets or properties of the Guarantor and its Subsidiaries, taken as a whole.

                  3.03. NO BREACH. None of the execution and delivery of this Guaranty, the consummation of the transactions contemplated by this Guaranty or compliance with the terms and provisions of this Guaranty will conflict with or result in a breach of, or require any consent under, the corporate charter or by-laws of the Guarantor, or any law, regulation, decree, ruling, judgment or order that is applicable to the Guarantor or its properties or other assets, or any agreement or instrument to which the Guarantor is a party or by which it is bound or to which it is subject, or constitute a default under, or result in the acceleration or mandatory prepayment of, any Indebtedness evidenced by, or termination of, any such agreement or instrument, or result in the creation or imposition of any Lien upon any property of the Guarantor pursuant to the terms of any such agreement or instrument.

                  3.04. NECESSARY ACTION. The Guarantor has the corporate power and authority and the legal right to make, deliver and perform this Guaranty and the Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Guaranty. This Guaranty has been duly executed and delivered by the Guarantor, and constitutes a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar laws relating to or affecting the rights of creditors generally, (b) general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy, and (ii) concepts of materiality, reasonableness, good faith and fair dealing, and

         (c) rights of indemnification or contribution being limited by Federal and state securities laws and the public policy underlying such laws.

                  3.05. APPROVALS. No consent or authorization of, filing with, or other act by or in respect of any federal or state Governmental Authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty.

                  3.06. TAXES. The Guarantor has filed all United States Federal income tax returns and all other material tax returns that are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Guarantor and all other related penalties and charges. The charges, accruals and reserves on the books of the Guarantor in respect of taxes and other governmental charges are, in the opinion of the Guarantor, adequate. The Guarantor has not given or been requested to give a waiver of the statute of limitations relating to the payment of any Federal or other taxes.

                  3.07. CERTAIN REGULATIONS. The Guarantor (i) is not a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, (ii) is not and is not required to be registered as an "investment company" under the Investment Company Act of 1940 and
         (iii) is not subject to any other law, rule or regulation restricting its ability to incur Indebtedness or to issue guaranties.

                  SECTION 4. COVENANTS OF GUARANTOR.

                  So long as this Guaranty is in effect and until the earlier of
(x) the date on which all of the Obligations shall have been paid in full and the expiration and termination of the Commitments of the Lenders under the Credit Agreement and (y) the date on which the Guarantor shall have paid the Guarantied Amount and the other amounts due to the Agent and the Lenders under
SECTION 5.03 hereof, the Guarantor agrees as follows:

                  4.01. REPORTING REQUIREMENTS. The Guarantor shall deliver to the Agent for distribution to the Lenders, promptly after the sending or filing thereof, copies of all regular, periodic and special reports, and all registration statements, which the Guarantor files with the Securities and Exchange Commission or any Governmental Authority which may be substituted therefor or with any national securities exchange.

                  4.02. EXISTENCE, ETC. The Guarantor will: preserve and maintain its legal existence and all of its material rights, privileges and franchises; comply with the requirements of all applicable laws, rules and regulations if the failure to comply with such requirements would have a material adverse effect on the condition (financial or otherwise), business, operations assets or properties of the Guarantor and its Subsidiaries, taken as a whole; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach, except for any such tax, assessment, charge or levy, the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; maintain all of its properties used or useful in its business in good working order and condition, ordinary wear and tear excepted; permit representatives of (x) the Agent at its own expense prior to the occurrence of an Event of Default or at the expense of the Guarantor after the occurrence and during the continuance of an Event of Default or (y) any Lender at the expense of the Guarantor after the occurrence and during the continuance of an Event of Default, upon reasonable advance notice and during normal business hours, to examine, copy and make extracts from its books and records, to inspect its properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested in advance by the Agent or such Lender (as the case may be) and to the extent relevant to the Guarantor's creditworthiness or performance of its obligations under this Guaranty; keep adequate records and books of account, in which complete entries will be made in accordance with GAAP; and keep insured by financially sound and reputable insurers all property of a character usually insured by companies engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such companies and carry such other insurance as is usually carried by such companies.

                  SECTION 5.        MISCELLANEOUS PROVISIONS.

                  5.01. WAIVER. No failure or delay by the Agent or any Lender in exercising any remedy, right, power or privilege under this Guaranty or any other Loan Document shall operate as a waiver of such remedy, right, power or privilege, nor shall any single or partial exercise of such remedy, right, power or privilege preclude any other or further exercise of such remedy, right, power or privilege or the exercise of any other remedy, right, power or privilege. The remedies, rights, powers and privileges provided by this Guaranty are, to the extent permitted by law, cumulative and not exclusive of any remedies, rights, powers or privileges provided by the other Loan Documents or by law.

                  5.02. NOTICES. All notices and communications to be given under this Guaranty shall be given or made in writing to the intended recipient at the address specified below or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given at the times set forth in SECTION 10.02 of the Credit Agreement, in each case given or addressed as provided in this SECTION 5.02:

                  To the Guarantor:        NorthWestern Corporation
                                           125 South Dakota Avenue
                                           Sioux Falls, South Dakota  57104
                                           Attention:        Kipp Orme
                                                             VP Finance
                                           Facsimile:        605-978-2910

                  To the Agent:            Bank of America, N.A.
                                           555 S. Flower Street
                                           11th Floor
                                           Mail Code CA9-706-11-03
                                           Los Angeles, California 90071
                                           Attention:        David Price
                                                             Vice President

                  5.03. EXPENSES, ETC. The Guarantor agrees to pay or to reimburse the Agent and the Lenders for all reasonable costs and expenses (including reasonable fees and expenses of counsel) that may be incurred by the Agent or the Lenders in any effort to enforce any of the obligations of the Guarantor under this Guaranty, whether or not any lawsuit is filed, including all such costs and expenses (and reasonable attorneys' fees and expenses) incurred by the Agent and the Lenders in any bankruptcy, reorganization, workout or similar proceeding. All amounts required to be paid by the Guarantor under the first sentence of SECTION 2.09 of this Guaranty not paid when due shall bear interest until paid at the rate per annum equal to the Default Rate.

                  5.04. AMENDMENTS, ETC. Any provision of this Guaranty may be waived, altered or amended only by an instrument in writing signed by the Guarantor and the Agent (with the consent of the Lenders as specified in SECTION 11.1 of the Credit Agreement). Any waiver, alteration or amendment shall be for such period and subject to such conditions as shall be specified in the written instrument effecting the same and shall be binding upon the Agent, each holder of Guarantied Obligations and the Guarantor, and any such waiver shall be effective only in the specific instance and for the purpose for which given.

                  5.05. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon and inure to the benefit of the Guarantor, the Agent and their respective successors and assigns. The Guarantor may not assign or transfer its rights or obligations under this Guaranty without the prior written consent of the Agent (with the further consent of the Lenders as specified in SECTION 11.1 of the Credit Agreement). Any attempted assignment or transfer in violation of this SECTION 5.05 shall be null and void.

                  5.06. SURVIVAL. All representations and warranties made in this Guaranty or in any certificate or other document delivered pursuant to or in connection with this Guaranty shall survive the execution and delivery of this Guaranty or such certificate or other document (as the case may be) or any deemed repetition of any such representation or warranty.

                  5.07. ENTIRE AGREEMENT. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT AMONG THE GUARANTOR, THE AGENT AND THE LENDERS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE GUARANTOR, THE AGENT AND THE LENDERS.

                  5.08. SEVERABILITY. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  5.09. CAPTIONS. The table of contents, captions and section headings appearing in this Guaranty are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Guaranty.

                  5.10. COUNTERPARTS. This Guaranty may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties to this Guaranty may execute this Guaranty by signing any such counterpart. Transmission by telecopier of an executed counterpart of this Guaranty shall be deemed to constitute due and sufficient delivery of such counterpart.

                  5.11. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE GUARANTOR AGREES THAT EACH OF THE WAIVERS AND AGREEMENTS OF THE GUARANTOR HEREIN WHICH REFER TO PROVISIONS OF THE CALIFORNIA CIVIL CODE AND THE CALIFORNIA CODE OF CIVIL PROCEDURE SHALL BE EFFECTIVE AND ENFORCEABLE TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, AND TO THE EXTENT THAT ANY COURT OF COMPETENT JURISDICTION SHALL APPLY THE LAWS OF THE STATE OF CALIFORNIA TO DETERMINE THE RELATIVE RIGHTS OR REMEDIES OF THE GUARANTOR AND THE AGENT HEREUNDER, SUCH WAIVERS AND AGREEMENTS BY THE GUARANTOR SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

                  THE GUARANTOR HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS

CONTEMPLATED BY THIS GUARANTY. THE GUARANTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  5.12. WAIVER OF JURY TRIAL. THE GUARANTOR HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY.

                  IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the date first above written.

                                     GUARANTOR:

                                     NORTHWESTERN CORPORATION



                                     By:    _________________________________

                                     Name:  _________________________________

                                     Title: _________________________________



Accepted on behalf of itself and the Lenders as of June 30, 2000:

BANK OF AMERICA, N.A., as Agent


By:    _________________________________

Name:  _________________________________

Title: _________________________________






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